UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024

NIKOLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38495	82-4151153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4141 E Broadway Road
Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)

(480) 581-8888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Nikola Corporation (the “Company”) filed with the Securities and Exchange Commission on August 19, 2024 (the “Original Report”). This Amendment is being filed solely to file a new Exhibit 4.2 to replace Exhibit 4.2 filed as an exhibit to the Original Report, which exhibit contained a typographical error. Other than as expressly set forth herein, this Amendment does not amend or update the information in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.2	Third Supplemental Indenture (including Form of Note) by and between Nikola Corporation and Wilmington Savings Fund Society, FSB, as trustee, dated August 19, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2024

NIKOLA CORPORATION

By:	/s/ Britton M. Worthen
Britton M. Worthen
Chief Legal Officer